UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811- 04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS SHORT-TERM BOND FUND

FORM N-Q

MARCH 31, 2009

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES - 36.7%
CONSUMER DISCRETIONARY - 4.0%
Media - 3.8%
$2,400,000	Clear Channel Communications Inc., Senior Notes, 4.250% due 5/15/09	$2,148,000
1,500,000	Comcast Cable Communications, 6.875% due 6/15/09	1,509,585
1,600,000	Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11	1,656,217
1,000,000	News America Holdings Inc., 9.250% due 2/1/13	1,061,794
370,000	Time Warner Cable Inc., Senior Notes, 8.250% due 2/14/14	387,147
1,020,000	Time Warner Inc., 5.500% due 11/15/11	1,006,945
620,000	Walt Disney Co., Senior Notes, 4.700% due 12/1/12	640,322

	Total Media	8,410,010

Multiline Retail - 0.2%
660,000	Federated Retail Holdings Inc., 5.350% due 3/15/12	518,401

	TOTAL CONSUMER DISCRETIONARY	8,928,411

CONSUMER STAPLES - 0.7%
Beverages - 0.4%
830,000	Diageo Capital PLC, 5.200% due 1/30/13	843,940

Tobacco - 0.3%
700,000	Philip Morris International Inc., 4.875% due 5/16/13	708,293

	TOTAL CONSUMER STAPLES	1,552,233

ENERGY - 6.7%
Oil, Gas & Consumable Fuels - 6.7%
1,440,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	1,469,687
2,000,000	Anadarko Finance Co., Senior Notes, 6.750% due 5/1/11	2,019,068
1,300,000	Apache Corp., Notes, 6.250% due 4/15/12	1,381,606
1,000,000	ConocoPhillips, 4.750% due 10/15/12	1,033,793
1,000,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	1,046,391
1,000,000	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13	1,000,926
1,170,000	El Paso Natural Gas Co., Senior Notes, 5.950% due 4/15/17	1,033,378
250,000	Energy Transfer Partners LP, Senior Notes, 9.700% due 3/15/19	265,919
890,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14	978,882
1,700,000	Kinder Morgan Energy Partners LP, Notes, 6.750% due 3/15/11	1,734,357
1,430,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	1,598,168
479,000	Pemex Project Funding Master Trust, Senior Notes, 1.864% due 12/3/12 (a)(b)	405,952
1,000,000	XTO Energy Inc., Senior Notes, 5.650% due 4/1/16	955,726

	TOTAL ENERGY	14,923,853

FINANCIALS - 12.8%
Capital Markets - 3.7%
1,540,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	1,501,212
3,500,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (a)(c)	1,458,037
	Goldman Sachs Group Inc.:
480,000	6.600% due 1/15/12	479,657
1,310,000	Senior Notes, 1.625% due 7/15/11	1,311,690
	Kaupthing Bank HF, Senior Notes:
1,700,000	5.750% due 10/4/11 (b)(d)(e)	95,625
560,000	7.625% due 2/28/15 (b)(d)(e)(f)	43,400
1,650,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(c)(d)	165
470,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17 (d)	47
	Merrill Lynch & Co. Inc.:
	Medium-Term Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Capital Markets - 3.7% (continued)
$1,000,000	4.250% due 2/8/10	$943,888
1,210,000	6.150% due 4/25/13	1,017,992
1,000,000	Senior Notes, Medium-Term Notes, 6.050% due 8/15/12	858,681
460,000	Morgan Stanley, Notes, 6.600% due 4/1/12	462,378

	Total Capital Markets	8,172,772

Commercial Banks - 3.2%
	Glitnir Banki HF:
2,000,000	Notes, 5.815% due 1/21/11 (a)(b)(d)(e)	225,000
300,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)(e)	180
	Landsbanki Islands HF:
350,000	7.431% due 10/19/17 (a)(b)(c)(d)(e)	210
1,100,000	Senior Notes, 6.100% due 8/25/11 (b)(d)(e)	6,875
1,460,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(c)	672,241
2,130,000	Royal Bank of Scotland PLC, Senior Notes, 3.000% due 12/9/11 (b)	2,160,142
1,050,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (b)	731,955
1,140,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	193,932
230,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)	129,237
700,000	VTB Capital SA, Loan Participation Notes, 2.870% due 11/2/09 (a)(b)(f)	685,084
3,100,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (a)(c)	1,116,375
600,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	406,084
1,970,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13 (a)(c)	938,998

	Total Commercial Banks	7,266,313

Consumer Finance - 0.9%
1,500,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)	724,287
	GMAC LLC:
2,195,000	Senior Notes, 7.500% due 12/31/13 (b)	1,055,949
487,000	Subordinated Notes, 8.000% due 12/31/18 (b)	141,517
790,000	Nelnet Inc., Notes, 7.400% due 9/29/36 (a)	115,366

	Total Consumer Finance	2,037,119

Diversified Financial Services - 4.6%
1,400,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)	126,927
1,300,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)	455,101
890,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (a)(c)	356,828
1,150,000	Countrywide Home Loans Inc., Unsecured Notes, 6.250% due 4/15/09	1,150,196
	General Electric Capital Corp.:
660,000	Medium-Term Notes, 5.450% due 1/15/13	636,120
400,000	Senior Notes, 5.625% due 5/1/18	348,402
1,050,000	Subordinated Debentures, 6.375% due 11/15/67 (a)	510,537
1,700,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	1,798,595
270,000	ILFC E-Capital Trust I, 5.900% due 12/21/65 (a)(b)	40,745
580,000	International Lease Finance Corp., Medium-Term Notes, 1.610% due 7/13/12 (a)	234,906
1,060,000	JPMorgan Chase Bank N.A., Medium-Term Notes, 4.078% due 2/11/11 (a)(f)	913,570
850,000	Merna Reinsurance Ltd., Subordinated Notes, 3.209% due 7/7/10 (a)(b)	783,020
1,000,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (a)(c)	670,880
	TNK-BP Finance SA:
1,850,000	6.875% due 7/18/11 (b)	1,674,250
100,000	Notes, 6.125% due 3/20/12 (b)	83,500

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Diversified Financial Services - 4.6% (continued)
$1,420,000	ZFS Finance USA Trust I, 2.470% due 12/15/65 (a)(b)	$431,325

	Total Diversified Financial Services	10,214,902

Real Estate Investment Trusts (REITs) - 0.4%
2,090,000	iStar Financial Inc., 5.650% due 9/15/11	857,283

	TOTAL FINANCIALS	28,548,389

HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.9%
810,000	Baxter FinCo BV, 4.750% due 10/15/10	836,462
1,100,000	Hospira Inc., Senior Notes, 5.550% due 3/30/12	1,114,656

	Total Health Care Equipment & Supplies	1,951,118

Health Care Providers & Services - 0.6%
1,000,000	Quest Diagnostic Inc., Senior Notes, 5.125% due 11/1/10	1,004,139
510,000	UnitedHealth Group Inc., 4.875% due 2/15/13	497,163

	Total Health Care Providers & Services	1,501,302

	TOTAL HEALTH CARE	3,452,420

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.5%
950,000	United Technologies Corp., Senior Notes, 5.375% due 12/15/17	974,276

Air Freight & Logistics - 0.2%
460,000	United Parcel Service Inc., 4.500% due 1/15/13	483,869

Airlines - 0.8%
	Continental Airlines Inc., Pass-Through Certificates:
130,000	7.056% due 9/15/09	124,800
759,335	6.900% due 1/2/18	607,468
694,857	6.545% due 2/2/19	597,577
521,246	6.703% due 6/15/21	385,722
104,691	Northwest Airlines Inc., Pass-Through Certificates, 3.445% due 5/20/14 (a)	75,378

	Total Airlines	1,790,945

Industrial Conglomerates - 0.9%
2,000,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	2,027,476

	TOTAL INDUSTRIALS	5,276,566

MATERIALS - 1.0%
Metals & Mining - 0.9%
2,070,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17	2,050,550

Paper & Forest Products - 0.1%
80,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	77,002

	TOTAL MATERIALS	2,127,552

TELECOMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 5.5%
2,420,000	AT&T Inc., Senior Notes, 4.850% due 2/15/14	2,445,669
1,300,000	Deutsche Telekom International Finance BV, 8.500% due 6/15/10	1,358,348
1,500,000	France Telecom SA, Notes, 7.750% due 3/1/11	1,607,205
1,300,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	1,345,393
1,400,000	New England Telephone & Telegraph Co., Notes, 5.875% due 4/15/09	1,401,263
970,000	Qwest Corp., Senior Notes, 7.875% due 9/1/11	960,300
1,500,000	Telecom Italia Capital SA, 1.650% due 2/1/11 (a)	1,301,250
1,700,000	Telefonica Emisiones SAU, 1.555% due 2/4/13 (a)	1,485,984

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Diversified Telecommunication Services - 5.5% (continued)
$290,000	Verizon Communications Inc., Senior Notes, 8.750% due 11/1/18	$332,365

	Total Diversified Telecommunication Services	12,237,777

Wireless Telecommunication Services - 0.5%
1,290,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	1,167,450

	TOTAL TELECOMMUNICATION SERVICES	13,405,227

UTILITIES - 1.6%
Electric Utilities - 1.0%
1,580,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	1,582,370
600,000	Pacific Gas & Electric Co., 4.800% due 3/1/14	603,809

	Total Electric Utilities	2,186,179

Multi-Utilities - 0.6%
1,300,000	Dominion Resources Inc., Notes, 4.750% due 12/15/10	1,309,773

	TOTAL UTILITIES	3,495,952

	TOTAL CORPORATE BONDS & NOTES (Cost - $106,701,173)	81,710,603

ASSET-BACKED SECURITIES - 9.5%
FINANCIALS - 9.5%
Automobiles - 0.8%
1,411,883	Drive Auto Receivables Trust, 5.540% due 12/16/13 (b)	1,327,300
554,578	Wells Fargo Financial Auto Owner Trust, 4.280% due 5/15/12	539,571

	Total Automobiles	1,866,871

Credit Card - 2.0%
2,300,000	Bank of America Credit Card Trust, 0.556% due 8/15/12 (a)	2,234,050
2,200,000	Chase Issuance Trust, 0.806% due 9/15/11 (a)	2,178,118

	Total Credit Card	4,412,168

Home Equity - 3.5%
620,000	Ameriquest Mortgage Securities Inc., 0.852% due 1/25/36 (a)	392,089
	Countrywide Asset-Backed Certificates:
278,025	4.800% due 5/25/32 (a)	189,258
1,282,226	1.422% due 10/25/47 (a)	824,251
1,394,388	Countrywide Home Equity Loan Trust, 1.106% due 11/15/28 (a)(f)	710,510
1,412,372	Green Tree, 7.000% due 4/25/38 (a)(b)	1,241,900
1,273,822	GSAMP Trust, 0.822% due 12/25/36 (a)(b)(f)	534,822
	GSRPM Mortgage Loan Trust:
1,739,812	0.822% due 3/25/35 (a)(b)(f)	974,155
2,285,230	0.922% due 3/25/37 (a)(b)(f)	799,571
2,040,859	Long Beach Mortgage Loan Trust, 0.612% due 5/25/36 (a)	95,141
1,860,983	RAAC Series, 0.812% due 5/25/46 (a)(b)	558,295
1,260,103	SACO I Trust, 0.672% due 4/25/36 (a)	192,831
1,157,430	Small Business Administration, 3.080% due 9/25/18 (a)	1,188,505

	Total Home Equity	7,701,328

Student Loan - 3.2%
2,790,000	Nelnet Student Loan Trust, 2.639% due 4/25/24 (a)	2,429,443
2,017,034	SLC Student Loan Trust, 1.720% due 9/15/14 (a)	1,991,213
2,798,003	SLM Student Loan Trust, 1.209% due 10/25/16 (a)	2,765,980

	Total Student Loan	7,186,636

	TOTAL ASSET-BACKED SECURITIES (Cost - $30,512,923)	21,167,003

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.4%
	American Home Mortgage Investment Trust:
$2,172,960	5.294% due 6/25/45 (a)	$1,097,864
1,439,439	0.812% due 11/25/45 (a)	585,847
	Banc of America Funding Corp.:
626,603	4.490% due 3/20/35 (a)	428,372
1,435,771	0.715% due 5/20/36 (a)	596,776
2,521,706	5.830% due 6/20/36 (a)	1,242,395
	Banc of America Mortgage Securities:
174,220	5.560% due 9/25/32 (a)	106,757
697,376	5.541% due 4/25/33 (a)	209,715
934,538	4.000% due 4/25/34	922,019
711,893	4.564% due 6/25/34 (a)	554,521
783,927	Bayview Commercial Asset Trust, 0.872% due 8/25/35 (a)(b)	556,287
646,614	Bear Stearns Alt-A Trust, 5.203% due 9/25/34 (a)	412,696
1,806,657	CBA Commercial Small Balance Commercial Mortgage, 0.772% due 6/25/38 (a)(b)(f)	865,208
	Countrywide Alternative Loan Trust:
2,376,359	0.902% due 11/20/35 (a)	405,353
730,998	0.832% due 11/25/35 (a)	295,327
2,097,650	0.712% due 7/25/46 (a)	761,155
360,499	Countrywide Asset-Backed Certificates, 0.802% due 7/25/35 (a)	307,706
	Countrywide Home Loan:
967,488	Mortgage Pass-Through Trust, 2.504% due 11/25/34 (a)	538,803
233,063	Mortgage Pass-Through Trust, Whole Loan, 5.071% due 5/19/33 (a)	185,443
	Countrywide Home Loans:
1,955,976	4.000% due 3/25/33	1,887,923
139,139	5.616% due 11/19/33 (a)	104,596
698,774	CS First Boston Mortgage Securities Corp., 4.605% due 6/25/34 (a)	517,697
491,284	Downey Savings and Loan Association Mortgage Loan Trust, 0.806% due 3/19/45 (a)	227,989
	Federal Home Loan Mortgage Corp. (FHLMC):
304,579	4.500% due 4/15/32 (g)	308,778
319,137	Structured Pass-Through Securities, 6.500% due 9/25/43 (a)(g)	331,639
1,819,971	First Horizon Mortgage Pass-Through Trust, 4.504% due 2/25/35 (a)	1,394,459
666,616	Greenpoint Mortgage Funding Trust, 0.752% due 9/25/35 (a)	237,750
1,618,682	GSMPS Mortgage Loan Trust, 0.872% due 9/25/35 (a)(b)	1,168,106
582,389	Indymac Index Mortgage Loan Trust, 0.882% due 1/25/35 (a)	303,675
374,896	JP Morgan Mortgage Trust, 5.137% due 11/25/33 (a)	270,128
1,990,390	Luminent Mortgage Trust, 0.722% due 2/25/46 (a)	711,829
	MASTR:
301,116	Adjustable Rate Mortgages Trust, 5.710% due 12/25/33 (a)	250,964
	Asset Securitization Trust:
315,117	4.375% due 5/25/33	285,165
754,091	5.000% due 2/25/34	705,939
	Merrill Lynch Mortgage Investors Inc.:
1,612,818	5.209% due 3/25/33 (a)	1,176,594
91,590	5.486% due 9/25/33 (a)	79,896
1,304,697	New York Mortgage Trust Inc., 0.852% due 8/25/35 (a)	938,026
1,252,297	Nomura Asset Acceptance Corp., 4.887% due 12/25/34 (a)	767,179
	Structured Adjustable Rate Mortgage Loan Trust:
711,561	5.344% due 1/25/35 (a)	389,716
922,003	5.060% due 7/25/35 (a)	584,170
	Structured ARM Loan Trust:
478,414	5.003% due 4/25/34 (a)	330,783
477,327	0.927% due 6/25/34 (a)	261,289
783,645	5.100% due 3/25/35 (a)	376,150

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.4% (continued)
	Structured Asset Securities Corp.:
$2,275,720	6.500% due 3/25/32	$1,678,714
212,819	4.755% due 5/25/32 (a)	211,427
249,606	5.474% due 6/25/32 (a)	109,537
361,902	5.133% due 8/25/32 (a)	359,375
1,392,388	5.214% due 3/25/34 (a)	987,840
109,598	5.140% due 5/25/34 (a)	57,760
1,412,926	5.628% due 6/25/35 (a)(b)	847,756
	Washington Mutual Inc.:
680,600	0.812% due 7/25/45 (a)	285,637
799,195	0.842% due 7/25/45 (a)	342,784
1,932,532	Washington Mutual Inc., Pass-Through Certificates, 0.802% due 11/25/45 (a)	622,444
563,896	Washington Mutual Mortgage Pass-Through Certificates, Whole Loan, 4.531% due 6/25/33 (a)	444,297
	Wells Fargo Mortgage Backed Securities Trust:
500,818	5.097% due 7/25/34 (a)	224,735
31,661	PAC, 4.500% due 6/25/33	31,574

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $51,222,478)	29,886,564

MORTGAGE-BACKED SECURITIES - 14.1%
FHLMC - 1.2%
2,600,000	Federal Home Loan Mortgage Corp. (FHLMC), Gold, 6.000% due 4/13/39 (g)(h)	2,718,219

FNMA - 12.9%
	Federal National Mortgage Association (FNMA):
33,932	5.060% due 5/1/32 (a)(g)	34,011
114,819	5.115% due 8/1/32 (a)(g)	115,984
358,979	4.461% due 12/1/32 (a)(g)	358,209
597,525	4.545% due 1/1/33 (a)(g)	599,649
1,492,518	4.513% due 6/1/33 (a)(g)	1,528,288
1,453,183	3.864% due 5/1/34 (a)(g)	1,468,981
2,765,206	4.006% due 5/1/35 (a)(g)	2,819,506
4,460,887	5.000% due 6/1/35-7/1/38 (g)	4,613,355
508,172	6.000% due 10/1/37-7/1/38 (g)	531,433
15,150,000	5.000% due 4/13/39 (g)(h)	15,635,270
1,000,000	6.000% due 4/13/39 (g)(h)	1,044,531

	Total FNMA	28,749,217

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $30,794,968)	31,467,436

SOVEREIGN BOND - 0.1%
Russia - 0.1%
215,600	Russian Federation, 7.500% due 3/31/30 (b) (Cost - $231,389)	205,452

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.0%
U.S. Government Agencies - 9.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
800,000	5.000% due 10/18/10 (g)	844,305
1,940,000	2.750% due 4/11/11 (g)	1,990,328
	Notes:
15,300,000	0.489% due 10/19/09 (a)(g)	15,285,618
710,000	5.125% due 8/23/10 (g)	749,232

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
U.S. Government Agencies - 9.0% (continued)
$1,130,043	Federal National Mortgage Association (FNMA), Six Month LIBOR, 4.328% due 4/1/33 (a)(g)	$1,146,888

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $19,953,617)	20,016,371

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.0%
1,014,518	U.S. Treasury Bonds, Inflation Indexed, 3.875% due 4/15/29 (i)	1,307,460
5,371,312	U.S. Treasury Notes, Inflation Indexed, 0.875% due 4/15/10 (i)	5,351,169

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $6,501,850)	6,658,629

SHARES
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
31,375	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (a)(g)*	14,432
22,400	Federal National Mortgage Association (FNMA), 8.250% (a)(g)*	15,904

	TOTAL PREFERRED STOCKS (Cost - $1,344,375)	30,336

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $247,262,773)	191,142,394

FACE AMOUNT
SHORT-TERM INVESTMENTS - 22.2%
U.S. Government Agencies - 18.3%
	Federal Home Loan Bank (FHLB), Discount Notes:
$500,000	0.200% due 4/6/09 (j)	499,986
500,000	0.200% due 4/7/09 (j)	499,983
500,000	0.200% due 4/8/09 (j)	499,980
10,000,000	1.207% due 5/20/09 (j)	9,983,667
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
800,000	0.200% due 4/6/09 (g)(j)	799,978
20,000,000	0.370% due 5/5/09 (g)(j)	19,993,011
6,800,000	0.471% due 6/15/09 (g)(j)	6,797,661
1,621,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.200% - 0.351% due 5/18/09 (g)(i)(j)	1,620,261

	Total U.S. Government Agencies (Cost - $40,690,208)	40,694,527

U.S. Government Obligation - 2.0%
4,500,000	U.S. Treasury Bills, 0.150% due 6/25/09 (j) (Cost - $4,498,411)	4,498,407

Repurchase Agreement - 1.9%
4,184,000	Morgan Stanley tri-party repurchase agreement dated 3/31/09, 0.160% due 4/1/09; Proceeds at maturity - $4,184,019; (Fully collateralized by U.S. government agency obligation, 2.625% due 3/19/12; Market value - $4,296,824) (Cost - $4,184,000)	4,184,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $49,372,619)	49,376,934

	TOTAL INVESTMENTS - 108.0% (Cost - $296,635,392#)	240,519,328

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

Liabilities in Excess of Other Assets - (8.0)%	(17,717,419)

TOTAL NET ASSETS - 100.0%	$222,801,909

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is currently in default.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Alternative Mortgage Products
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	March 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$240,519,328	$30,336	$238,869,874	$1,619,118
Other Financial Instruments*	905,300	1,213,987	(308,687)	—

Total	$241,424,628	$1,244,323	$238,561,187	$1,619,118

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

	Investments in Securities
Balance as of December 31, 2008	$1,026,781
Accrued Premiums/Discounts	2,384
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	(90,268	)(1)
Net purchases (sales)	(30,289)
Transfers in and/or out of Level 3	710,510

Balance as of March 31, 2009	$1,619,118

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(2,034,627	)(1)

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held in the Fund, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund may enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in interest rates, if applicable. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Fund’s prospectus and statement of additional information.

(d) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(h) Credit Default Swaps. The Fund may enter into credit default swap (“CDS” contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the

Notes to Schedule of Investments (unaudited) (continued)

period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreement on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As disclosed, in the Fair Values of Derivatives – Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of March 31,2009 was $308,687. If a defined credit event had occurred as of March 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $1,039,582 less the value of the contract’s related reference obligations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and Market Risk. Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,842,487
Gross unrealized depreciation	(57,958,551)

Net unrealized depreciation	$(56,116,064)

At March 31, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
Eurodollar	156	6/09	$37,612,605	$38,571,000	$958,395
Eurodollar	94	9/10	23,073,961	23,120,475	46,514
U.S. 5-Year Treasury Notes	191	6/09	22,475,156	22,684,234	209,078

Net Unrealized Gain on Open Futures Contracts					$1,213,987

At March 31, 2009, the Fund held TBA securities with a total cost of $19,122,817.

At March 31, 2009, the Fund had the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc.(ABX.HE.AAA.06-1 Index)	$1,039,582	7/25/45	0.180% monthly	$(374,249)	$(65,562)	$(308,687)

Net unrealized depreciation on sales of credit default swaps on credit indices						$(308,687)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2009.

	Futures Contracts		Swap Contracts		Total
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	$1,213,987	—	—	—	$1,213,987
Foreign Exchange Contracts	—	—	—	—	—
Credit Contracts	—			$(308,687)	$(308,687)
Equity Contracts	—	—	—	—	—
Other Contracts	—	—	—	—	—

Total	1,213,987	—	—	$(308,687)	$905,300

3. Recent Accounting Pronouncement

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 28, 2009

By	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: May 28, 2009